Exhibit 99.1

1601 Market Street Philadelphia, Pennsylvania 19103-2337 800 523.1988 215 564.6600	News Release

Contact: For investors:	Mona Zeehandelaar – phone: 215 231.1674
email: mona.zeehandelaar@radian.biz

For the media:	Corporate Communications – 888 NEWS 520
email: media@radian.biz

Radian Reports 2005 Net Income of $523 Million

Year-to-year book value per share increases 10%

PHILADELPHIA, Pa., January 18, 2006 — Radian Group Inc. (NYSE: RDN) today reported its results for the twelve months and quarter ended December 31, 2005. The key financial highlights of the twelve months and quarter ended December 31, 2005 are shown in the following tables:

Key Financial Highlights (dollars in millions, except per share data)

Twelve Months:

	Twelve Months Ended December 31, 2005	Twelve Months Ended December 31, 2004	Percent Change
Net income	$522.9	$518.7	0.8%
Diluted net income per share	$5.91	$5.33	11%
Net premiums written	$1,100.7	$1,082.5	2%
Net premiums earned	$1,018.7	$1,029.5	(1%)
Revenues	$1,298.2	$1,364.1	(5%)
Equity in net income of affiliates	$217.7	$180.6	21%

Fourth Quarter:

	Quarter Ended December 31, 2005	Quarter Ended December 31, 2004	Percent Change
Net income	$104.5	$156.0	(33%)
Diluted net income per share	$1.24	$1.62	(23%)
Net premiums written	$272.7	$287.3	(5%)
Net premiums earned	$262.0	$262.8	(0.3%)
Revenues	$298.6	$379.1	(21%)
Book value per share (as of 12/31)	$44.11	$39.98	10.3%
Equity in net income of affiliates	$55.7	$50.0	12%

“Radian has been successful in importing financial guaranty expertise into our mortgage business,” said S.A. Ibrahim, CEO - Radian. “This expertise presents us with opportunities to provide unique and creative solutions to our customers in the acquisition, management and distribution of global credit risk. It also enables us to more effectively manage our own mortgage risk, using tools like Smart Home. We are pleased to report net income of $523 million for the year and $104 million in the fourth quarter, while our book value and diluted net income per share both increased by more than 10% over last year.”

Radian will hold a conference call on Thursday, January 19, 2006, at 9:00 a.m. Eastern time to discuss the company’s 2005 results. This call will be broadcast live over the Internet at www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives or at www.radian.biz > News. A replay of the webcast will be available at this site approximately two hours after the live broadcast ends for a period of one year.

Statistical and financial information which is expected to be referred to during the conference call will be available on Radian’s website under Investor Information > Webcasts > Presentations and Transcripts or by clicking on www.ir.radian.biz/phoenix.zhtml?c=112301&p=irol-audioarchives.

Radian Group Inc. is a global credit risk management company headquartered in Philadelphia with significant operations in both New York and London. Radian develops innovative financial solutions by applying its core mortgage credit risk expertise and structured finance capabilities to the credit enhancement needs of the capital markets worldwide, primarily through credit insurance products. The company also provides credit enhancement for public finance and other corporate and consumer assets on both a direct and reinsurance basis and holds strategic interests in active credit-based consumer asset businesses. Additional information may be found at www.radian.biz.

Financial Results and Supplemental Information Contents

For trend information on all schedules, refer to Radian’s quarterly financial statistics at http://www.radian.biz/pdf/radian_financial_statistics_3Q05.xls or www.radian.biz > Investors >Financial Information>Radian Group, Inc.>1Q02 through 3Q05.

Exhibit A:	Condensed Consolidated Statements of Income

Exhibit B:	Condensed Consolidated Balance Sheets

Exhibit C:	Segment Information Quarter Ended December 31, 2005

Exhibit D:	Segment Information Quarter Ended December 31, 2004

Exhibit E:	Segment Information Year Ended December 31, 2005

Exhibit F:	Segment Information Year Ended December 31, 2004

Exhibit G:	Financial Guaranty Insurance Supplemental Information – Quarter and Year Ended and as of December 31, 2005

Exhibit H:	Financial Guaranty Insurance Supplemental Information – Quarter and Year Ended and as of December 31, 2005

Exhibit I:	Mortgage Insurance Supplemental Information: New Insurance Written, Risk Written

Exhibit J:	Mortgage Insurance Supplemental Information: Insurance in Force and Risk in Force

Exhibit K:	Mortgage Insurance Supplemental Information: Risk in Force by LTV and Policy Year, Other Risk in Force

Exhibit L:	Mortgage Insurance Supplemental Information: Claims, Reserves

Exhibit M:	Mortgage Insurance Supplemental Information: Defaults

Exhibit N:	Mortgage Insurance Supplemental Information: Net Premiums, Captives

Exhibit O:	Mortgage Insurance Supplemental Information: Alt-A

Exhibit P:	Mortgage Insurance Supplemental Information: Affiliates

Radian Group Inc. and Subsidiaries

Condensed Consolidated Statements of Income

Exhibit A

	Quarter Ended December 31		Year Ended December 31
(Thousands of dollars, except per-share data)	2005	2004	2005	2004
Revenues:
Net premiums written	$272,721	$287,260	$1,100,687	$1,082,487

Net premiums earned	$262,031	$262,767	$1,018,670	$1,029,484
Net investment income	54,303	52,679	208,422	204,349
Gains on sales of investments	11,195	9,843	36,638	50,799
Change in fair value of derivative instruments	(36,131)	44,559	9,170	47,135
Other income	7,243	9,290	25,251	32,286

Total revenues	298,641	379,138	1,298,151	1,364,053

Expenses:
Provision for losses	104,865	111,382	390,633	456,834
Policy acquisition costs	27,496	32,272	115,851	121,830
Other operating expenses	62,958	52,445	225,977	205,687
Interest expense	11,940	8,646	43,043	34,660

Total expenses	207,259	204,745	775,504	819,011

Equity in net income of affiliates	55,746	49,970	217,692	180,550

Pretax income	147,128	224,363	740,339	725,592
Provision for income taxes	42,667	68,394	217,485	206,939

Net income	$104,461	$155,969	$522,854	$518,653

Diluted net income per share (1)	$1.24	$1.62	$5.91	$5.33

(1) Net income per share reconciliation
Net income	$104,461	$155,969	$522,854	$518,653
Interest expense on convertible senior debentures (net of tax)	—	804	1,871	3,218

Net income available to common stockholders	$104,461	$156,773	$524,725	$521,871

Weighted average shares outstanding (in thousands)
Average common shares outstanding	83,028	92,000	85,637	93,062
Increase in shares-potential exercise of options-diluted basis	889	1,022	894	1,036
Increase in shares-contingently convertible debt (2)	—	3,810	2,215	3,810

Weighted average shares outstanding (in thousands)	83,917	96,832	88,746	97,908

(2)	All periods include the impact of shares underlying convertible debt that was redeemed on August 1, 2005. The impact on diluted net income per share of including these shares in the calculation was a reduction of $0.06 per share for the quarter ended December 31, 2004, and $0.13 and $0.18 per share for the years ended December 31, 2005 and December 31, 2004.

For Trend Information, refer to our Quarterly Financial Statistics on Radian’s (RDN) website.

Radian Group Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

Exhibit B

(Thousands of dollars, except share and per-share data)	December 31 2005		December 31 2004
Assets:
Cash and investments	$5,521,561		$5,500,748
Investments in affiliates	446,151		393,025
Deferred policy acquisition costs	208,325		211,928
Prepaid federal income taxes	585,514		460,149
Other assets	469,059		434,970

Total assets	$7,230,610		$7,000,820

Liabilities and stockholders’ equity:
Unearned premiums	$849,360		$770,208
Reserve for losses and loss adjustment expenses	801,002		801,012
Long-term debt	747,466		717,640
Deferred federal income taxes	961,993		848,224
Other liabilities	207,909		174,681

Total liabilities	3,567,730		3,311,765

Common stock	97		97
Additional paid-in capital	629,019		1,106,191
Retained earnings	2,913,649		2,397,626
Accumulated other comprehensive income	120,115		185,141

Total common stockholders’ equity	3,662,880		3,689,055

Total liabilities and stockholders’ equity	$7,230,610		$7,000,820

Book value per share	$44.11		$39.98

Treasury Stock Repurchases (Year-to-Date for Periods Presented)

Total number of shares repurchased	10,767,800	(1)	2,817,200
Average price paid per share	$49.58		$45.38
Total cost of repurchased shares	$533,888,969		$127,831,591

(1)	0.4 million shares were repurchased in the 4th quarter of 2005 at a cost of $24.8 million, under the new repurchase program.

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended December 31, 2005

Exhibit C

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$205,334	$—	$67,387	$272,721

Net premiums earned	$209,866	$—	$52,165	$262,031
Net investment income	31,309	32	22,962	54,303
Gains on sales of investments	9,692	215	1,288	11,195
Change in fair value of derivative instruments	(2,831)	24	(33,324)	(36,131)
Other income	4,384	2,790	69	7,243

Total revenues	252,420	3,061	43,160	298,641

Expenses:
Provision for losses	99,413	—	5,452	104,865
Policy acquisition costs	14,226	—	13,270	27,496
Other operating expenses	45,286	1,161	16,511	62,958
Interest expense	6,650	1,039	4,251	11,940

Total expenses	165,575	2,200	39,484	207,259

Equity in net income of affiliates	—	55,746	—	55,746

Pretax income	86,845	56,607	3,676	147,128
Provision for income taxes	25,143	19,812	(2,288)	42,667

Net income	$61,702	$36,795	$5,964	$104,461

Assets	$4,367,804	$457,572	$2,405,234	$7,230,610
Deferred policy acquisition costs	67,211	—	141,114	208,325
Reserve for losses and loss adjustment expenses	596,210	—	204,792	801,002
Unearned premiums	212,875	—	636,485	849,360
Stockholders’ equity	2,080,445	331,039	1,251,396	3,662,880

Radian Group Inc. and Subsidiaries

Segment Information

Quarter Ended December 31, 2004

Exhibit D

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty	Total
Revenues:
Net premiums written	$214,838	$—	$72,422	$287,260

Net premiums earned	$202,637	$—	$60,130	$262,767
Net investment income	31,087	16	21,576	52,679
Gains (losses) on sales of investments	9,798	(239)	284	9,843
Change in fair value of derivative instruments	15,761	316	28,482	44,559
Other income	7,646	829	815	9,290

Total revenues	266,929	922	111,287	379,138

Expenses:
Provision for losses	100,774	—	10,608	111,382
Policy acquisition costs	18,730	—	13,542	32,272
Other operating expenses	35,116	1,730	15,599	52,445
Interest expense	5,032	631	2,983	8,646

Total expenses	159,652	2,361	42,732	204,745

Equity in net income of affiliates	—	49,948	22	49,970

Pretax income	107,277	48,509	68,577	224,363
Income tax provision	30,730	16,966	20,698	68,394

Net income	$76,547	$31,543	$47,879	$155,969

Assets	$4,198,325	$388,975	$2,413,520	$7,000,820
Deferred policy acquisition costs	69,175	—	142,753	211,928
Reserve for losses and loss adjustment expenses	559,632	—	241,380	801,012
Unearned premiums	142,853	—	627,355	770,208
Stockholders’ equity	2,065,290	316,378	1,307,387	3,689,055

Radian Group Inc. and Subsidiaries

Segment Information

Year Ended December 31, 2005

Exhibit E

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty		Total
Revenues:
Net premiums written	$877,632	$—	$223,055		$1,100,687

Net premiums earned	$806,897	$—	$211,773		$1,018,670
Net investment income	118,325	120	89,977		208,422
Gains (losses) on sales of investments	27,649	(1,748)	10,737		36,638
Change in fair value of derivative instruments	4,110	(185)	5,245		9,170
Other income	19,008	5,304	939		25,251

Total revenues	975,989	3,491	318,671		1,298,151

Expenses:
Provision for losses	359,116	—	31,517		390,633
Policy acquisition costs	62,852	—	52,999		115,851
Other operating expenses	152,731	8,268	64,978		225,977
Interest expense	24,191	3,747	15,105		43,043

Total expenses	598,890	12,015	164,599		775,504

Equity in net income of affiliates	—	218,053	(361)		217,692

Pretax income	377,099	209,529	153,711		740,339
Provision for income taxes	108,493	73,335	35,657		217,485

Net income	$268,606	$136,194	$118,054	(1)	$522,854	(1)

(1) Reflects a $4.1 million net loss from the 1st quarter 2005 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):

	Incr/(Decr)
Net premiums earned	$(4.6)
Policy acquisition costs	1.7
Provision for income taxes	(2.2)

Net loss	$(4.1)

Radian Group Inc. and Subsidiaries

Segment Information

Year Ended December 31, 2004

Exhibit F

(Thousands of dollars)	Mortgage Insurance	Financial Services	Financial Guaranty		Total
Revenues:
Net premiums written	$866,051	$—	$216,436		$1,082,487

Net premiums earned	$814,553	$—	$214,931		$1,029,484
Net investment income	118,694	98	85,557		204,349
Gains on sales of investments	44,380	2,424	3,995		50,799
Change in fair value of derivative instruments	11,940	206	34,989		47,135
Other income	24,247	5,989	2,050		32,286

Total revenues	1,013,814	8,717	341,522		1,364,053

Expenses:
Provision for losses	400,936	—	55,898		456,834
Policy acquisition costs	75,487	—	46,343		121,830
Other operating expenses	141,131	12,229	52,327		205,687
Interest expense	20,138	2,500	12,022		34,660

Total expenses	637,692	14,729	166,590		819,011

Equity in net income of affiliates	—	179,128	1,422		180,550

Pretax income	376,122	173,116	176,354		725,592
Provision for income taxes	104,240	60,577	42,122		206,939

Net income	$271,882	$112,539	$134,232	(1)	$518,653	(1)

(1) Reflects a $10.3 million net loss from the 1st quarter 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers (in millions):

	Incr/(Decr)
Net premiums earned	$(24.9)
Policy acquisition costs	(9.8)
Change in fair value of derivative instruments	(0.8)
Provision for income taxes	(5.6)

Net loss	$(10.3)

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

Exhibit G

	Quarter Ended December 31		Year Ended December 31
(Thousands of dollars, except ratios)	2005	2004	2005	2004
Net Premiums Written:
Public finance direct	21,832	16,408	73,117	52,279
Public finance reinsurance	16,443	18,575	77,797	74,777
Structured direct	18,923	17,897	71,211	94,423
Structured reinsurance	4,294	8,299	20,649	32,112
Trade credit	5,895	11,243	35,023	59,262

	67,387	72,422	277,797	312,853
Impact of recapture (1)	—	—	(54,742)	(96,417)

Net Premiums Written	67,387	72,422	223,055	216,436

Net Premiums Earned:
Public finance direct	7,866	7,127	32,533	26,643
Public finance reinsurance	8,752	10,841	34,413	41,651
Structured direct	22,359	20,750	79,617	78,292
Structured reinsurance	4,877	8,053	20,440	33,001
Trade credit	8,311	13,359	49,309	60,236

	52,165	60,130	216,312	239,823
Impact of recapture (2)	—	—	(4,539)	(24,892)

Net Premiums Earned	52,165	60,130	211,773	214,931

Claims paid:
Trade credit	6,623	5,607	23,401	24,085
Financial guaranty	(1,224)	2,597	11,708	27,237
Conseco	6,181	7,350	29,574	30,657

Total	11,580	15,554	64,683	81,979
Impact of recapture (3)	—	—	—	11,488

Claims paid	11,580	15,554	64,683	93,467

Incurred losses:
Trade credit	1,586	5,045	16,019	28,586
Financial guaranty	3,866	5,563	15,498	27,312

Total	5,452	10,608	31,517	55,898

Loss ratio- GAAP Basis	10.5%	17.6%	14.9%	26.0%
Expense ratio- GAAP Basis	57.1%	48.5%	55.7%	45.9%

	67.6%	66.1%	70.6%	71.9%

Refundings included in earned premium	3,282	888	12,796	5,055

(1)	Reflects the impact on net premiums written of the first quarter 2005 and 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

	(Thousands of dollars)
Public reinsurance	48,238	88,819
Structured reinsurance	6,504	7,596

(2)	Reflects the impact on net premiums earned of the first quarter 2005 and 2004 recapture of previously ceded business by one of the primary Financial Guaranty insurers:

	(Thousands of dollars)
Public reinsurance	3,870	23,418
Structured reinsurance	669	1,476

(3)	Comprised of claims payments related to the first quarter 2004 recapture of previously ceded business.

Radian Group Inc.

Financial Guaranty Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

Exhibit H

(Thousands of dollars, except ratios)	December 31 2005	December 31 2004
Capital and surplus	1,004,505	1,008,423
Contingency reserve	271,907	251,674

Qualified statutory capital	1,276,412	1,260,097

Unearned premium reserve	751,656	730,604
Loss and loss expense reserve	108,576	132,767

Total policyholders’ reserves	2,136,644	2,123,468

Present value of installment premiums	302,953	252,000
Reinsurance and soft capital facilities	150,000	245,000

Total claims paying resources	2,589,597	2,620,468

Net debt service outstanding	110,344,057	101,619,835

Capital leverage ratio (1)	86	81
Claims paying leverage ratio (2)	43	39

Net par outstanding by product:
Public finance direct	14,043,786	12,250,395
Public finance reinsurance	33,047,512	34,121,358
Structured direct	24,608,489	14,241,265
Structured reinsurance	4,952,146	6,107,040

Total	76,651,933	66,720,058

Reinsurance business net par outstanding:
Treaty	58%	65%
Facultative	42%	35%

Reserve for losses and LAE
Specific	29,311	52,142
Conseco	50,770	80,343
Non-specific	124,712	108,895

Total	204,793	241,380

(1)	Net debt service outstanding divided by qualified statutory capital

(2)	Net debt service outstanding divided by total claims paying resources

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

Exhibit I

	Quarter Ended December 31				Year Ended December 31
	2005	%	2004	%	2005	%	2004	%
Primary New Insurance Written ($ millions)
Flow	$6,740	61.7%	$7,966	68.1%	$25,596	60.1%	$36,358	81.1%
Structured	4,188	38.3%	3,736	31.9%	16,996	39.9%	8,462	18.9%

Total Primary	$10,928	100.0%	$11,702	100.0%	$42,592	100.0%	$44,820	100.0%

Flow
Prime	$5,025	74.6%	$5,352	67.2%	$19,177	74.9%	$24,765	68.1%
Alt-A	1,159	17.2%	1,888	23.7%	4,093	16.0%	8,429	23.2%
A minus and below	556	8.2%	726	9.1%	2,326	9.1%	3,164	8.7%

Total Flow	$6,740	100.0%	$7,966	100.0%	$25,596	100.0%	$36,358	100.0%

Structured
Prime	$1,676	40.0%	$1,577	42.2%	$5,657	33.3%	$3,626	42.9%
Alt-A	1,707	40.8%	766	20.5%	7,147	42.0%	1,748	20.7%
A minus and below	805	19.2%	1,393	37.3%	4,192	24.7%	3,088	36.4%

Total Structured	$4,188	100.0%	$3,736	100.0%	$16,996	100.0%	$8,462	100.0%

Total
Prime	$6,701	61.3%	$6,929	59.2%	$24,834	58.3%	$28,391	63.3%
Alt-A	2,866	26.2%	2,654	22.7%	11,240	26.4%	10,177	22.7%
A minus and below	1,361	12.5%	2,119	18.1%	6,518	15.3%	6,252	14.0%

Total Primary	$10,928	100.0%	$11,702	100.0%	$42,592	100.0%	$44,820	100.0%

Total Primary New Insurance Written by FICO Score ($ millions)
Flow
<=619	$327	4.8%	$530	6.6%	$1,489	5.8%	$2,216	6.1%
620-679	2,000	29.7%	2,613	32.8%	7,680	30.0%	11,678	32.1%
680-739	2,505	37.2%	2,897	36.4%	9,322	36.4%	13,556	37.3%
>=740	1,908	28.3%	1,926	24.2%	7,105	27.8%	8,908	24.5%

Total Flow	$6,740	100.0%	$7,966	100.0%	$25,596	100.0%	$36,358	100.0%

Structured
<=619	$808	19.3%	$1,392	37.3%	$4,207	24.8%	$3,087	36.5%
620-679	1,369	32.7%	1,435	38.4%	5,302	31.2%	3,094	36.6%
680-739	1,337	31.9%	661	17.7%	4,833	28.4%	1,612	19.0%
>=740	674	16.1%	248	6.6%	2,654	15.6%	669	7.9%

Total Structured	$4,188	100.0%	$3,736	100.0%	$16,996	100.0%	$8,462	100.0%

Total
<=619	$1,135	10.4%	$1,922	16.4%	$5,696	13.4%	$5,303	11.8%
620-679	3,369	30.8%	4,048	34.6%	12,982	30.5%	$14,772	33.0%
680-739	3,842	35.2%	3,558	30.4%	14,155	33.2%	15,168	33.8%
>=740	2,582	23.6%	2,174	18.6%	9,759	22.9%	9,577	21.4%

Total Primary	$10,928	100.0%	$11,702	100.0%	$42,592	100.0%	$44,820	100.0%

Percentage of primary new insurance written
Monthlies	94%		95%		90%		93%
Refinances	37%		45%		41%		40%
95.01% LTV and above	10%		9%		10%		11%
ARMs
Less than 5 years	31%		40%		35%		32%
5 years and longer	17%		11%		16%		10%

Primary risk written ($ millions)
Flow	$1,702	70.0%	$1,983	66.3%	$6,384	68.3%	$9,179	78.9%
Structured	729	30.0%	1,007	33.7%	2,961	31.7%	2,455	21.1%

Total Primary	$2,431	100.0%	$2,990	100.0%	$9,345	100.0%	$11,634	100.0%

Pool risk written ($ millions)	$102		$65		$569		$304

Other risk written ($ millions)
Seconds
1st loss	$40		$5		$97		$80
2nd loss	247		17		571		74
NIMs	33		9		99		100
International
1st loss-Hong Kong primary mortgage insurance	27		—		271		—
2nd loss	2		11		9		24
Credit-default swaps	7,303		—		7,303		149
Other							—
Domestic credit-default swaps	30		—		180		—
Financial guaranty wrap	—		—		511		—

Total other risk written	$7,682		$42		$9,041		$427

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year and as of December 31, 2005

Exhibit J

	December 31		December 31
	2005	%	2004	%
Primary insurance in force ($ millions)
Flow	$82,700	75.4%	$89,741	77.8%
Structured	26,984	24.6%	25,574	22.2%

Total Primary	$109,684	100.0%	$115,315	100.0%

Prime	$74,940	68.3%	$79,628	69.0%
Alt-A	21,223	19.4%	22,092	19.2%
A minus and below	13,521	12.3%	13,595	11.8%

Total Primary	$109,684	100.0%	$115,315	100.0%

Primary risk in force ($ millions)
Flow	$20,330	79.0%	$21,991	81.4%
Structured	5,399	21.0%	5,021	18.6%

Total Primary	$25,729	100.0%	$27,012	100.0%

Flow
Prime	$15,630	76.9%	$16,317	74.2%
Alt-A	3,131	15.4%	3,972	18.1%
A minus and below	1,569	7.7%	1,702	7.7%

Total Flow	$20,330	100.0%	$21,991	100.0%

Structured
Prime	$2,208	40.9%	$2,105	41.9%
Alt-A	1,358	25.1%	1,174	23.4%
A minus and below	1,833	34.0%	1,742	34.7%

Total Structured	$5,399	100.0%	$5,021	100.0%

Total
Prime	$17,838	69.3%	$18,422	68.2%
Alt-A	4,489	17.5%	5,146	19.1%
A minus and below	3,402	13.2%	3,444	12.7%

Total Primary	$25,729	100.0%	$27,012	100.0%

Total Primary Risk in Force by FICO Score ($ millions)
Flow
<=619	$1,321	6.5%	$1,546	7.0%
620-679	6,352	31.2%	7,045	32.0%
680-739	7,459	36.7%	8,109	36.9%
>=740	5,198	25.6%	5,291	24.1%

Total Flow	$20,330	100.0%	$21,991	100.0%

Structured
<=619	$1,833	34.0%	$1,750	34.9%
620-679	1,957	36.2%	1,805	35.9%
680-739	1,111	20.6%	992	19.8%
>=740	498	9.2%	474	9.4%

Total Structured	$5,399	100.0%	$5,021	100.0%

Total
<=619	$3,154	12.3%	$3,296	12.2%
620-679	8,309	32.3%	8,850	32.8%
680-739	8,570	33.3%	9,101	33.7%
>=740	5,696	22.1%	5,765	21.3%

Total Primary	$25,729	100.0%	$27,012	100.0%

Percentage of primary risk in force
Monthlies	91%		92%
Refinances	37%		37%
95.01% LTV and above	14%		13%
ARMs
Less than 5 years	23%		23%
5 years and longer	9%		8%

Pool risk in force ($ millions)
Prime	$2,098	77.4%	$1,946	81.6%
Alt-A	272	10.0%	263	11.0%
A minus and below	341	12.6%	175	7.4%

Total	$2,711	100.0%	$2,384	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

Exhibit K

	December 31		December 31
	2005	%	2004	%
Total Primary Risk in Force by LTV ($ millions)
95.01% and above	$3,599	14.0%	$3,429	12.7%
90.01% to 95.00%	8,616	33.5%	9,822	36.4%
85.01% to 90.00%	9,551	37.1%	10,290	38.1%
85.00% and below	3,963	15.4%	3,471	12.8%

Total	$25,729	100.0%	$27,012	100.0%

Total Primary Risk in Force by Policy Year ($ millions)
2001 and prior	$2,669	10.4%	$4,202	15.6%
2002	1,989	7.7%	3,410	12.6%
2003	5,511	21.4%	9,046	33.5%
2004	7,091	27.6%	10,354	38.3%
2005	8,469	32.9%	—	—

Total	$25,729	100.0%	$27,012	100.0%

Total Pool Risk in Force by Policy Year ($ millions)
2001 and prior	$1,579	58.3%	$1,659	69.6%
2002	85	3.1%	89	3.7%
2003	172	6.4%	331	13.9%
2004	294	10.8%	305	12.8%
2005	581	21.4%	—	—

Total Pool risk in Force	$2,711	100.0%	$2,384	100.0%

Other risk in force ($ millions)
Seconds
1st loss	$591		$598
2nd loss	638		75
NIMs	261		318
International
1st loss-Hong Kong primary mortgage insurance	271		—
2nd loss	29		25
Credit-default swaps	7,469		189
Other			—
Domestic credit-default swaps	180		—
Financial guaranty wrap	270		—

Total other risk in force	$9,709		$1,205

Risk to capital ratio-STAT Basis	11.6:1		10.0:1

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

Exhibit L

	Quarter Ended December 31		Year Ended December 31
	2005	2004	2005	2004
Direct claims paid ($ thousands)
Prime	$33,156	$35,139	$121,297	$140,822
Alt-A	19,968	21,099	79,371	85,124
A Minus and below	23,762	23,772	85,980	95,438
Seconds	7,044	9,835	33,699	42,969

Total	$83,930	$89,845	$320,347	$364,353

Average claim paid ($ thousands)
Prime	$25.7	$25.2	$24.1	$24.1
Alt-A	38.4	37.4	36.5	38.6
A Minus and below	28.1	27.8	27.0	27.1
Seconds	20.5	26.1	22.0	27.0
Total	$28.0	$28.2	$26.9	$27.7

Loss ratio -GAAP Basis	47.4%	49.7%	44.5%	49.2%
Expense ratio - GAAP Basis	28.4%	26.6%	26.7%	26.6%

	75.8%	76.3%	71.2%	75.8%

Reserve for losses by category ($ thousands):
Primary insurance:
Prime	$179,152	$165,936
Alt-A	137,430	160,815
A minus and below	190,312	147,604
Pool Insurance	44,135	43,023
Seconds	35,876	37,547
NIMs/Other	9,305	4,707

Total	$596,210	$559,632

Radian	Group Inc.
Mortgage	Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

Exhibit M

	December 31 2005	December 31 2004
Default Statistics
Primary insurance:
Flow
Prime
Number of insured loans	508,117	553,688
Number of loans in default	18,045	17,477
Percentage of loans in default	3.55%	3.16%
Alt A
Number of insured loans	67,339	83,264
Number of loans in default	4,946	6,006
Percentage of loans in default	7.34%	7.21%
A Minus and below
Number of insured loans	54,066	58,635
Number of loans in default	7,543	6,755
Percentage of loans in default	13.95%	11.52%
Total Flow
Number of insured loans	629,522	695,587
Number of loans in default	30,534	30,238
Percentage of loans in default	4.85%	4.35%

Structured
Prime
Number of insured loans	59,457	56,792
Number of loans in default	2,640	1,957
Percentage of loans in default	4.44%	3.45%
Alt A
Number of insured loans	50,997	44,746
Number of loans in default	2,564	2,333
Percentage of loans in default	5.03%	5.21%
A Minus and below
Number of insured loans	47,348	46,037
Number of loans in default	8,472	5,923
Percentage of loans in default	17.89%	12.87%

Total Structured
Number of insured loans	157,802	147,575
Number of loans in default	13,676	10,213
Percentage of loans in default	8.67%	6.92%

Total Primary Insurance
Prime
Number of insured loans	567,574	610,480
Number of loans in default	20,685	19,434
Percentage of loans in default	3.64%	3.18%
Alt A
Number of insured loans	118,336	128,010
Number of loans in default	7,510	8,339
Percentage of loans in default	6.35%	6.51%
A Minus and below
Number of insured loans	101,414	104,672
Number of loans in default	16,015	12,678
Percentage of loans in default	15.79%	12.11%
Total Primary Insurance
Number of insured loans	787,324	843,162
Number of loans in default	44,210 (1)	40,451
Percentage of loans in default	5.62%	4.80%

Pool insurance:
Number of insured loans	651,051	583,568
Number of loans in default	10,194 (2)	6,749
Percentage of loans in default	1.57%	1.16%

(1)	Includes approximately 300 defaults where we are in a second-loss position.

(2)	Includes approximately 2,400 defaults where we are in a second-loss position.

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

Exhibit N

	Quarter Ended December 31			Year Ended December 31
	2005	2004	%	2005	2004	%
Net Premiums Written ($ thousands)
Primary and Pool Insurance	$179,658	$188,442		$746,483	$751,604
Seconds	14,102	14,169		61,803	62,480
NIMs	8,170	11,622		40,318	48,421
International	2,901	605		25,612	3,546
Credit-default swaps	408	—		3,132	—
Financial guaranty wrap	95	—		284	—

Net Premiums Written	$205,334	$214,838		$877,632	$866,051

Net Premiums Earned ($ thousands)
Primary and Pool Insurance	$184,985	$174,536		$710,361	$688,875
Seconds	15,447	14,686		52,220	64,777
NIMs	7,513	12,945		39,877	59,555
International	1,228	470		3,338	1,346
Credit-default swaps	598	—		817	—
Financial guaranty wrap	95	—		284	—

Net Premiums Earned	$209,866	$202,637		$806,897	$814,553

Captives
Premiums ceded to captives($ millions)	$25.3	$22.8		$92.9	$87.3
% of total premiums	12.0%	11.6%		11.5%	11.3%
NIW subject to captives($ millions)	$4,223	$3,991		$12,221	$17,777
% of primary NIW	38.6%	34.1%		28.7%	39.7%
IIF subject to captives	38.6%	33.2%
RIF subject to captives	35.6%	34.9%

Persistency (twelve months ended December 31)	58.2%	58.8%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

ALT-A

Exhibit O

	Quarter Ended December 31				Year Ended December 31
($ millions)	2005	%	2004	%	2005	%	2004	%
Primary New Insurance Written by FICO Score
<=619	$3	0.1%	$12	0.4%	$34	0.3%	$93	0.9%
620-659	440	15.4%	599	22.7%	1,903	16.9%	1,854	18.3%
660-679	407	14.2%	499	18.9%	1,513	13.5%	1,855	18.2%
680-739	1,302	45.4%	1,071	40.4%	4,990	44.4%	4,475	44.0%
>=740	714	24.9%	473	17.6%	2,800	24.9%	1,900	18.6%

Total	$2,866	100.0%	$2,654	100.0%	$11,240	100.0%	$10,177	100.0%

Primary Risk in Force by FICO Score
<=619	$44	1.0%	$70	1.4%
620-659	936	20.9%	1,110	21.6%
660-679	767	17.0%	919	17.8%
680-739	1,903	42.4%	2,157	41.9%
>=740	839	18.7%	890	17.3%

Total	$4,489	100.0%	$5,146	100.0%

Primary Risk in Force by LTV
95.01% and above	$190	4.2%	$370	7.2%
90.01% to 95.00%	1,425	31.7%	1,816	35.3%
85.01% to 90.00%	1,938	43.2%	2,191	42.6%
85.00% and below	936	20.9%	769	14.9%

Total	$4,489	100.0%	$5,146	100.0%

Primary Risk in Force by Policy Year
2001 and prior	$192	4.3%	$372	7.2%
2002	328	7.3%	653	12.7%
2003	874	19.5%	1,758	34.2%
2004	1,432	31.9%	2,363	45.9%
2005	1,663	37.0%	—	—

Total	$4,489	100.0%	$5,146	100.0%

Radian Group Inc.

Mortgage Insurance Supplemental Information

For the Quarter and Year Ended and as of December 31, 2005

Exhibit P

	Quarter Ended December 31		Year Ended December 31
($ thousands)	2005	2004	2005	2004
Investment in Affiliates-Selected Information
C-BASS
Balance, beginning of period	$343,344	$266,854	$290,073	$226,710
Net income for period	27,520	23,219	107,791	95,863
Dividends received	6,500	—	33,500	32,500

Balance, end of period	$364,364	$290,073	$364,364	$290,073

Sherman
Balance, beginning of period	$53,313	$73,593	$101,492	$65,979
Net income for period	28,225	26,729	110,261	83,265
Dividends received	—	—	110,661	49,800
Other comprehensive income	215	1,170	1,683	2,048
Sale of ownership interest	—	—	(18,947)	—
Warrant repurchase	—	—	(2,075)	—

Balance, end of period	$81,753	$101,492	$81,753	$101,492

Portfolio Information:
C-BASS
Servicing portfolio	$43,058,000	$33,680,000
Total assets	7,694,294	4,353,652
Servicing income	65,415	47,439	$250,838	$160,397
Net interest income	53,878	40,875	190,716	150,082
Total revenues	168,749	125,058	624,825	479,232

Sherman
Total assets	$989,341	$486,193
Net revenues	$226,844	$127,654	$799,195	$480,968

Radian owns a 46% interest in C-BASS and a 34.58% interest in Sherman.

All statements made in this press release that address events or developments that we expect or anticipate may occur in the future are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the U.S. Private Securities Litigation Reform Act of 1995. These statements are made on the basis of management’s current views and assumptions with respect to future events. The forward-looking statements, as well as Radian’s prospects as a whole, are subject to risks and uncertainties, including the following: changes in general financial and political conditions such as extended national or regional economic recessions (or expansions), changes in housing values, population trends and changes in household formation patterns, changes in unemployment rates, changes or volatility in interest rates, or other political instability; changes in investor perception of the strength of private mortgage insurers or financial guaranty providers, and risks faced by the businesses, municipalities or pools of assets covered by Radian’s insurance; the loss of a customer with whom Radian has a concentration of its insurance in force; rising delinquencies in mortgage loans insured by Radian resulting from increased consolidation of mortgage lenders and servicers; increased severity or frequency of losses associated with certain Radian products that are riskier than traditional mortgage insurance and municipal guaranty insurance policies; material changes in persistency rates of Radian’s mortgage insurance policies; downgrades of Radian’s credit ratings or the insurance financial-strength ratings assigned by the major ratings agencies to Radian’s operating subsidiaries; heightened competition from other insurance providers and from alternative products to private mortgage insurance and financial guaranty insurance; changes in the charters or business practices of Fannie Mae and Freddie Mac; the application of existing federal or state consumer lending, insurance and other applicable laws and regulations, or unfavorable changes in these laws and regulations or the way they are interpreted or applied, including: (i) the possibility of private lawsuits or investigations by state insurance departments and state attorneys general alleging that services offered by the mortgage insurance industry, such as captive reinsurance, pool insurance and contract underwriting, are violative of the Real Estate Settlement Procedures Act and/or similar state regulations (particularly in light of public reports that some state insurance departments may review or investigate captive reinsurance arrangements used in the mortgage insurance industry), or (ii) legislative and regulatory changes affecting demand for private mortgage insurance or financial guaranty insurance; the possibility that we may fail to estimate accurately the likelihood, magnitude and timing of losses in connection with establishing loss reserves for our mortgage insurance or financial guaranty businesses or to estimate accurately the fair value amounts of derivative financial guaranty contracts in determining gains and losses on these contracts; changes in accounting guidance from the SEC or the Financial Accounting Standards Board regarding income recognition and the treatment of loss reserves in the mortgage insurance or financial guaranty industries; changes in claims against mortgage insurance products resulting from the aging of Radian’s mortgage insurance policies; vulnerability to the performance of Radian’s strategic investments; changes in the availability of affordable or adequate reinsurance for our non-prime risk; and international expansion of our mortgage insurance and financial guaranty businesses into new markets and risks associated with our international business activities. Investors are also directed to other risks discussed in documents filed by Radian with the SEC, including the factors detailed in our annual report on Form 10-K for the year ended December 31, 2004 in the section immediately preceding Part I of the report. We caution you not to place undue reliance on these forward-looking statements, which are current only as of the date of this press release. Radian does not intend to and disclaims any duty or obligation to update or revise any forward-looking statements made in this press release to reflect new information, future events or for any other reason.

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